LUTHERAN BROTHERHOOD

                        LB VARIABLE INSURANCE ACCOUNT I

                             POWER OF ATTORNEY OF
                            DIRECTORS AND OFFICERS


     KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors and/or officers of LUTHERAN BROTHERHOOD, a fraternal benefit society organized under the laws of the state of Minnesota (the "Society"), the Depositor of LB VARIABLE INSURANCE ACCOUNT I, does hereby make, constitute and appoint John C. Bjork, Otis F. Hilbert, and Daniel G. Walseth, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to an Exemptive Order Application, Registration Statement or Registration Statements, on Form S-6 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Society, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 24th day of February, 2000.


/s/ Robert P. Gandrud                     /s/ Bruce J. Nicholson
---------------------------               ----------------------------
Robert P. Gandrud                         Bruce J. Nicholson
Chief Executive Officer                   President, Chief Operating
and Chairman                              Officer and Director


/s/ Robert O. Blomquist                   /s/ Addie J. Butler
---------------------------               ----------------------------
Robert O. Blomquist                       Addie J. Butler
Director                                  Director


/s/ Richard W. Duesenberg                 /s/ Bobby I. Griffin
---------------------------               ----------------------------
Richard W. Duesenberg                     Bobby I. Griffin
Director                                  Director


/s/ James M. Hushagen                     /s/ Richard C. Kessler
---------------------------               ----------------------------
James M. Hushagen                         Richard C. Kessler
Director                                  Director


/s/ Luther S. Luedtke                     /s/ Richard C. Lundell
---------------------------               ----------------------------
Luther S. Luedtke                         Richard C. Lundell
Director                                  Director


/s/ John P. McDaniel                      /s/ Mary Ellen H. Schmider
---------------------------               ----------------------------
John P. McDaniel                          Mary Ellen H. Schmider
Director                                  Director


/s/ Kurt M. Senske                        /s/ Albert Siu
---------------------------               ----------------------------
Kurt M. Senske                            Albert Siu
Director                                  Director


/s/ Jerald E. Sourdiff                    /s/ David K. Stewart
---------------------------               ----------------------------
Jerald E. Sourdiff                        David K. Stewart
Senior Vice President                     Treasurer